SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2004

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                  011-15167                 04-2836871
        --------                  ---------                 ----------
(State of Incorporation)      (Commission File           (I.R.S. Employer
                                   Number)             IdentificationNumber)

                11 Hurley Street, Cambridge, Massachusetts 02141
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1 Press Release issued by Biopure Corporation on February 19, 2004, filed herewith.

ITEM 9.   REGULATION FD DISCLOSURE

          On February 19, 2004, Biopure Corporation issued a press release (the "Press Release") announcing recent developments, including without limitation recent adjustments to its operating plan and its progress in replying to the FDA's complete response letter. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On February 19, 2004, Biopure Corporation issued a press release (the "Press Release") announcing its results of operations for the first quarter ended January 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.



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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        BIOPURE CORPORATION


Date:  February 19, 2004                    By:  /s/ Thomas A. Moore
                                               ---------------------------------
                                                Thomas A. Moore
                                                Chief Executive Officer
                                                and President



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                                  EXHIBIT INDEX

99.1. Press Release issued by Biopure Corporation on February 19, 2004, filed herewith.